UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

Item 1. Report to Shareholders

Emerging Markets Value Stock Fund	April 30, 2016

The views and opinions in this report were current as of April 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Emerging markets stocks ended the first half of our fiscal year virtually unchanged, but the flat return belied considerable volatility as risk sentiment swung sharply over the period. China-focused worries prevailed early on as investors fixated on the country’s weakening currency, rising capital outflows, and volatile stock market. However, sentiment reversed course mid-period as China stepped up efforts to cushion its economy, Brazilian assets rallied, and global central banks maintained accommodative monetary policies. In this volatile environment, the Emerging Markets Value Stock Fund declined and underperformed its benchmark in the first half of its fiscal year.

The Emerging Markets Value Stock Fund returned -1.78% for the six months ended April 30, 2016, trailing the -0.01% return of its benchmark, the MSCI Emerging Markets Index. (Returns for the Advisor Class varied slightly due to its different fee structure and other factors.) Underweight allocations to the materials and energy sectors—both of which posted double-digit returns as commodity prices rallied in recent months—drove the fund’s underperformance. Our underweight in these sectors stems from our belief that the global commodities rally, which was supported by data showing that China’s economy stabilized early this year, is not sustainable. Our long-term view holds that commodity prices will stay relatively low through an extended cycle as China gradually transitions to a services-driven economy from one fueled by exports and manufacturing. We have positioned the fund to reflect our bearish long-term commodities outlook, though we recognize that it may yield periods of underperformance in the short term. From a country perspective, stock selection in Thailand was the biggest detractor from relative performance. On the other hand, our positioning in South Korea, the Philippines, and Mexico lifted relative returns due to favorable stock selection and allocations.

Because the Emerging Markets Value Stock Fund incepted less than one year ago, we would like to recap for our shareholders the fund’s objective and investment approach. In a nutshell, the fund seeks to invest in undervalued companies in developing countries with prospects for improved performance. We adopt a contrarian approach to identify companies that have fallen out of favor with most investors, but in which we have found catalysts for change that could drive their valuation higher over time. Such catalysts could include a management change, better capital allocation, an improving economy, or any other event that can help drive the stock price to fair value. We aim to supplement these “forgotten” stocks with positions in leading companies, in unloved industries, that may trade below their intrinsic fair value, but whose dominant position allows them to compound solid returns over time.

To find the investments for your fund, we rely on T. Rowe Price’s dedicated emerging markets research team, whose insights play a crucial role in determining the companies held by your fund. Since your fund incepted last September, I have continued to spend much time traveling the globe visiting companies that we own or are considering for purchase to ensure that they meet our investment criteria and that their management teams are equipped to deliver better performance. In recent months, I have visited Brazil, Mexico, South Africa, Malaysia, Thailand, South Korea, and Taiwan, in addition to making several trips to Europe.

MARKET ENVIRONMENT

The MSCI Emerging Markets Index ended our six-month reporting period nearly unchanged as investor sentiment swung from extreme pessimism to optimism during the period. Concerns about the global impact of China’s slowdown, a steep downturn in oil and other commodity prices, and the U.S. Federal Reserve’s first interest rate hike in nine years last December weighed heavily on emerging markets assets early in the period. Starting in February, however, sentiment turned as Chinese officials stepped up efforts to stabilize the country’s economy and currency. A recovery in raw materials prices lifted the outlook for commodity exporters such as Russia and Brazil. Finally, the Fed’s March outlook for fewer rate hikes this year and new stimulus measures in Europe and Japan stoked risk appetite.

Returns varied widely across the emerging universe. Chinese shares sank more than 9% as investors fretted about the government’s ability to manage a slowing economy and stem a rising tide of capital outflows. On the other hand, Brazilian shares climbed more than 30% on expectations of a new government as momentum built toward President Dilma Rousseff’s impeachment. Emerging European stocks advanced, lifted by double-digit gains in Turkey and Russia, whose stock market surged with the oil rally.

PORTFOLIO REVIEW

Our investment approach has yielded a fund that is relatively concentrated in the number of holdings but widely diversified across countries and sectors. Hong Kong, Romania, and Thailand were the largest overweight markets relative to our benchmark, the MSCI Emerging Markets Index, at our reporting period-end. India, Malaysia, and Taiwan were the largest underweights, broadly unchanged from our positioning six months ago. From a sector perspective, financials and telecommunication services represented the largest overweight areas. Energy remained the fund’s largest underweight, followed by industrials and business services.

Our China exposure climbed over the past six months as we sought to take advantage of the steep declines in Chinese stocks, which sank more than 30% for the year ended in April. Their “most hated” status among emerging markets earlier this year provided a good buying opportunity. We initiated a position in China Overseas Land & Investment, a Hong Kong-listed residential homebuilder backed by China’s central government, on expectations that Beijing would continue to support the nation’s property sector. We also started positions in Uni-President China, a beverage and instant noodles producer that is gaining share in various food categories, and conglomerate Kingboard Chemical, whose businesses encompass printed circuit boards, chemicals, and property development. Kingboard’s chemicals unit is struggling, but its other businesses are improving, and we are confident that management will take steps to boost its share price. These companies ranked among the fund’s biggest holdings, as seen in the Twenty-Five Largest Holdings table on page 9. As a result of these and other purchases, our China allocation went from a sizable underweight six months ago to being in line with our benchmark at the end of our reporting period. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our Russia allocation increased as the country’s stock market recovered with the bounceback in oil prices starting in February. We initiated a position in state-controlled gas company Gazprom after the Russian government recently ordered state-owned companies to pay out 50% of their income in dividends. We believe that the larger dividend payout makes the risk-reward profile much more attractive for Gazprom, which has long been shunned by the investment community due to its majority ownership by the Russian government.

Our allocation to South Africa, another commodity-driven country struggling with flagging growth, rose as its stock market rebounded this year and we made some key purchases. We bought former telephone monopoly Telkom, which is grappling with a slowly declining fixed-line phone business. Telkom has long struggled with bloated costs and a reputation for bad service, but we were impressed by its new management, which has shown its determination to shed thousands of redundant workers and a willingness to walk away from costly acquisitions. We also initiated a position in Sanlam, an insurance and financial services company that has a strong brand, high-quality management, and a good history of returning capital to shareholders. We believe that Sanlam will take market share from competitors even as we project South Africa’s economy will continue to deteriorate this year.

Significant sales over the past six months included eliminating a large position in China Cinda Asset Management, a Chinese government-owned company created to clean up bad debts from domestic banks, real estate firms, and other companies. We believed that Cinda represented a positive way to invest in China’s nonperforming loans but were disappointed after management undertook an expensive acquisition that raised corporate governance concerns. We reduced a position in Manila Electric in the Philippines to take some profit following surprisingly strong earnings. Finally, we eliminated South Korean steel producer POSCO after its shares rallied following a surge in global steel prices driven by speculative trading in China’s commodities market. Prices for iron ore, copper, and other commodities futures have surged this year as Chinese investors have flocked to the nation’s commodity exchange, reminiscent of the risky bets that drove up China’s stock market before it collapsed last spring. We don’t believe that the upswing in steel prices is sustainable, so we opted to lock in gains.

OUTLOOK

Emerging markets face several challenges in the coming years. China needs to manage a slowing economy but appears reluctant to make some difficult decisions required to contain a rising debt load. Brazil and Russia are still stuck in recession. Lower oil prices will likely persist for some time despite this year’s oil rally, spelling trouble for oil-dependent economies.

Beneath these headwinds, we are optimistic about prospects for emerging markets. Growth in the developing world should continue to outpace that in the developed world, particularly in countries that push through difficult reforms. We are encouraged to see that reform urgency has picked up in several places long resistant to change, such as Brazil and China. Stock markets typically move well ahead of a change in the economy, as shown by this year’s bounceback in Brazilian assets.

Expectations of rising U.S. interest rates have reduced the appetite for emerging markets assets since the 2013 “taper tantrum,” yet we believe that the actual impact of the Fed’s rate hikes will prove to be less significant than feared. Moreover, if the Fed raises rates because the U.S. economy is doing well, that should bode well for the global economy, including emerging markets. Finally, valuations in the emerging world are very attractive. Emerging markets stocks underperformed U.S. stocks for the fifth straight year in 2015 and, as a result, trade at a discount relative to their history and a steep discount relative to their peers in developed markets. This disparity provides a good opportunity for thoughtful, contrarian investors.

We anticipate that returns across the emerging markets universe will be increasingly uneven, marked by lower correlation and greater divergence in performance among countries and individual stocks, even within the same country and sector. The rising complexity of our asset class offers a favorable backdrop for stock picking, particularly for investors who have a deep understanding of local investment opportunities and can exploit valuation anomalies.

We continue to come across many businesses whose prospects are underappreciated by the market yet are poised for better performance. We believe that our focus on fundamental analysis and prudent stock selection, combined with T. Rowe Price’s global research capabilities and long history of emerging markets investing, will allow us to find these companies and help your fund deliver solid returns over time.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Ernest Yeung
Portfolio manager and chairman of the fund’s Investment Advisory Committee

May 12, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 23 emerging markets countries that only includes securities that may be traded by foreign investors.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/16
Fosun International, China	2.7%
Banco Bradesco, Brazil	2.7
VimpelCom, Russia	2.4
CJ CheilJedang, South Korea	2.3
Uni-President China, China	2.3
Telkom, South Africa	2.3
Concentradora Fibra Danhos, Mexico	2.3
Anhui Conch Cement, China	2.3
KT, South Korea	2.3
China Overseas Land & Investment, China	2.2
Turkiye Garanti Bankasi, Turkey	2.2
Itau Unibanco, Brazil	2.2
Sina, China	2.2
Kingboard Chemical, China	2.2
Sanlam, South Africa	2.1
Habib Bank, Pakistan	2.1
Erste Group Bank, Austria	2.0
Pacific Textiles, Hong Kong	2.0
SK Hynix, South Korea	2.0
Fondul Proprietatea, Romania	2.0
ICICI Bank, India	2.0
BEC World, Thailand	2.0
Hyundai Marine & Fire Insurance, South Korea	2.0
Fibra Uno Administracion, Mexico	1.9
Samsung Electronics, South Korea	1.9
Total	54.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
AUSTRIA 2.0%		
Common Stocks 2.0%		
Erste Group Bank (1)	11,033	317
Total Austria (Cost $326)		317
BRAZIL 7.8%		
Common Stocks 1.8%		
Energias do Brasil	23,400	86
Tim Participacoes, ADR (USD)	16,900	188
		274
Preferred Stocks 6.0%		
Banco Bradesco	55,390	418
Itau Unibanco	36,400	348
Marcopolo	252,900	176
		942
Total Brazil (Cost $962)		1,216
CHILE 1.3%		
Common Stocks 1.3%		
Itau CorpBanca, ADR (USD)	15,300	208
Total Chile (Cost $207)		208
CHINA 23.7%		
Common Stocks 23.7%		
Anhui Conch Cement, H Shares (HKD)	134,000	353
Baidu, ADR (USD) (1)	1,235	240
China National Building, H Shares (HKD)	248,000	128
China Overseas Land & Investment (HKD)	110,000	349
China Pacific Insurance, H Shares (HKD)	80,000	281
China Unicom Hong Kong (HKD)	238,000	278
Fosun International (HKD)	305,500	422

Huaneng Power International, H Shares (HKD)	188,000	134
Kingboard Chemical (HKD)	181,000	347
Sina (USD) (1)	6,925	347
Tsingtao Brewery, H Shares (HKD)	60,000	227
Uni-President China (HKD)	391,000	364
Weifu High-Technology, B Shares (HKD)	117,600	248
Total China (Cost $3,610)		3,718

EGYPT 0.5%

Common Stocks 0.5%

Telecom Egypt	93,165	82
Total Egypt (Cost $88)		82

HONG KONG 3.8%

Common Stocks 3.8%

Pacific Textiles	244,000	314
VTech Holdings	26,900	278
Total Hong Kong (Cost $650)		592

INDIA 4.9%

Common Stocks 4.9%

Gail India, GDR (USD)	8,164	262
ICICI Bank, ADR (USD)	43,600	308
State Bank of India, GDR (USD)	7,031	198
Total India (Cost $704)		768

INDONESIA 1.5%

Common Stocks 1.5%

Bank Negara Indonesia Persero	671,600	234
Total Indonesia (Cost $212)		234

KAZAKHSTAN 0.7%		
Common Stocks 0.7%		
KCell, GDR (USD) (1)	36,297	105
Total Kazakhstan (Cost $184)		105
MEXICO 4.2%		
Common Stocks 4.2%		
Concentradora Fibra Danhos	160,000	359
Fibra Uno Administracion	128,200	304
Total Mexico (Cost $622)		663
PAKISTAN 2.1%		
Common Stocks 2.1%		
Habib Bank	183,100	330
Total Pakistan (Cost $357)		330
PERU 1.4%		
Common Stocks 1.4%		
Southern Copper (USD)	7,200	214
Total Peru (Cost $186)		214
PHILIPPINES 0.9%		
Common Stocks 0.9%		
Manila Electric	19,920	146
Total Philippines (Cost $123)		146
ROMANIA 3.4%		
Common Stocks 3.4%		
BRD-Groupe Societe Generale	91,163	215

Fondul Proprietatea	1,621,221	310
Total Romania (Cost $576)		525

RUSSIA 5.7%

Common Stocks 5.7%

Gazprom, ADR (USD)	33,974	175
Mail.Ru, GDR (USD) (1)	9,512	193
Sberbank, ADR (USD)	16,980	136
VimpelCom, ADR (USD)	100,500	383
Total Russia (Cost $829)		887

SOUTH AFRICA 5.2%

Common Stocks 5.2%

Barclays Africa	11,528	117
Sanlam	68,356	331
Telkom	90,384	360
Total South Africa (Cost $710)		808

SOUTH KOREA 15.2%

Common Stocks 15.2%

CJ CheilJedang	1,103	368
CJ O Shopping	1,467	257
Hyundai Marine & Fire Insurance	10,950	306
Hyundai Mobis	1,081	247
Kia Motors	5,613	236
KT	12,970	353
Samsung Electronics	273	298
SK Hynix	12,704	314
Total South Korea (Cost $2,269)		2,379

TAIWAN 4.5%

Common Stocks 4.5%

Catcher Technology	35,000	246
Pegatron	126,000	267
Taiwan Semiconductor Manufacturing	41,000	191
Total Taiwan (Cost $662)		704

THAILAND 5.1%

Common Stocks 5.1%

Bangkok Bank, NVDR	53,700	252
BEC World	412,400	307
Land & Houses, NVDR	1,016,800	246
Total Thailand (Cost $897)		805

TURKEY 2.2%

Common Stocks 2.2%

Turkiye Garanti Bankasi	113,055	348
Total Turkey (Cost $262)		348

UNITED KINGDOM 1.3%

Common Stocks 1.3%

Standard Chartered	26,188	211
Total United Kingdom (Cost $225)		211

SHORT-TERM INVESTMENTS 2.2%

Money Market Funds 2.2%

T. Rowe Price Reserve Investment Fund, 0.31% (2)(3)	337,153	337
Total Short-Term Investments (Cost $337)		337

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Value Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital. The fund has two classes of shares: the Emerging Markets Value Stock Fund original share class, referred to in this report as the Investor Class, incepted on September 14, 2015, and the Emerging Markets Value Stock Fund–Advisor Class (Advisor Class), incepted on September 14, 2015. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets; during the six months ended April 30, 2016, the Advisor Class incurred less than $1,000 in these fees. The Investor Class does not pay Rule 12b-1 fees.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 84% of the fund’s net assets were invested in emerging markets and 6% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $9,643,000 and $7,262,000, respectively, for the six months ended April 30, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2016, the cost of investments for federal income tax purposes was $15,228,000. Net unrealized gain aggregated $369,000 at period-end, of which $1,211,000 related to appreciated investments and $842,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2016, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2016, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are also each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, $150,000 of expenses were waived/paid by Price Associates during the six months ended April 30, 2016. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $196,000 remain subject to repayment by the fund at April 30, 2016.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended April 30, 2016, expenses incurred pursuant to these service agreements were $23,000 for Price Associates and $12,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 675,000 shares of the Investor Class, representing 44% of the Investor Class’s net assets and 25,000 shares of the Advisor Class, representing 96% of the Advisor Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price Hong Kong Limited (Subadvisor) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month and since-inception returns, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions and the fund’s relatively limited operating history, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to both the Investor Class and Advisor Class). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board (after including fee waivers and/or expenses paid by the Advisor pursuant to the contractual expense limitations) indicated that the fund’s management fee rate was below the median for comparable funds. The information also indicated that the total expense ratio (for the Investor Class) was above the median for certain groups of comparable funds and below the median for other groups of comparable funds, and the total expense ratio (for the Advisor Class) was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business, and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date June 16, 2016